American Century Investments®
Quarterly Portfolio Holdings
One Choice® Portfolio: Very Conservative
April 30, 2025

One Choice Portfolio: Very Conservative - Schedule of Investments
APRIL 30, 2025 (UNAUDITED)

	Shares	Value ($)
UNDERLYING FUNDS(1) — 100.0%
Domestic Fixed Income Funds — 59.6%
Diversified Bond Fund Investor Class	8,336,774	76,364,848
High Income Fund Investor Class	444,107	3,783,795
Inflation-Adjusted Bond Fund Investor Class	3,814,878	41,124,380
Short Duration Fund Investor Class	4,938,025	48,540,788
Short Duration Inflation Protection Bond Fund Investor Class	4,577,252	48,564,639
		218,378,450
Domestic Equity Funds — 23.8%
Focused Large Cap Value Fund Investor Class	2,210,807	22,461,798
Growth Fund Investor Class	163,033	8,492,392
Heritage Fund Investor Class	353,443	7,970,136
Large Cap Equity Fund Investor Class	448,914	21,844,172
Mid Cap Value Fund Investor Class	770,993	11,757,642
Real Estate Fund Investor Class	282,416	7,410,591
Select Fund Investor Class	23,051	2,525,888
Small Cap Dividend Fund Investor Class	262,098	2,510,896
Small Cap Growth Fund Investor Class	126,296	2,448,887
		87,422,402
International Fixed Income Funds — 16.6%
Emerging Markets Debt Fund Investor Class	850,171	7,592,028
Global Bond Fund Investor Class	6,114,986	53,261,525
		60,853,553
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $346,845,719)		366,654,405
OTHER ASSETS AND LIABILITIES — 0.0%		—
TOTAL NET ASSETS — 100.0%		$366,654,405

NOTES TO SCHEDULE OF INVESTMENTS
(1)Investments are funds within the American Century Investments family of funds and are considered affiliated funds.

SUPPLEMENTARY NOTES TO SCHEDULE OF INVESTMENTS

1. Underlying Funds

The fund invests in a combination of underlying American Century Investments funds. The fund’s asset allocation is intended to diversify investments among stocks, bonds, and short-term investments. The portfolio holdings of each underlying fund are available at americancentury.com or upon request at 1-800-345-2021.

2. Investment Valuations

The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Directors oversees the valuation designee and reviews its valuation policies and procedures at least annually. Investments in the underlying funds are valued at their reported NAV.

3. Fair Value Measurements

The fund's investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

As of period end, the fund's investment securities were classified as Level 1. The Schedule of Investments provides additional information on the fund's portfolio holdings.

4. Affiliated Fund Transactions

A summary of transactions for each underlying fund for the period ended April 30, 2025 follows (amounts in thousands):

Fund/Underlying Fund(1)	Beginning Value	Purchase Cost	Sales Cost	Change in Net Unrealized Appreciation (Depreciation)	Ending Value	Ending Shares	Net Realized Gain (Loss)	Distributions Received(2)
Diversified Bond Fund	$77,475	$5,980	$7,148	$58	$76,365	8,337	$(951)	$2,619
High Income Fund	6,513	321	3,298	248	3,784	444	(265)	204
Inflation-Adjusted Bond Fund	43,351	770	4,092	1,095	41,124	3,815	(425)	770
Short Duration Fund	56,826	2,098	11,238	855	48,541	4,938	(653)	1,821
Short Duration Inflation Protection Bond Fund	50,905	1,202	4,974	1,432	48,565	4,577	32	1,109
Focused Large Cap Value Fund	23,684	2,201	2,026	(1,397)	22,462	2,211	113	1,936
Growth Fund	9,994	2,567	3,313	(756)	8,492	163	16	636
Heritage Fund	8,187	1,723	1,153	(787)	7,970	353	364	1,091
Large Cap Equity Fund(3)	21,477	3,642	832	(2,443)	21,844	449	236	1,405
Mid Cap Value Fund	12,146	1,145	378	(1,155)	11,758	771	108	918
Real Estate Fund	6,527	934	112	62	7,411	282	(5)	96
Select Fund	3,312	101	633	(255)	2,525	23	138	101
Small Cap Dividend Fund	—	2,995	30	(455)	2,510	262	(2)	19
Small Cap Growth Fund	2,467	496	226	(288)	2,449	126	46	3
Emerging Markets Debt Fund	8,160	221	998	209	7,592	850	(140)	221
Global Bond Fund	55,934	1,338	4,677	667	53,262	6,115	(571)	1,338
Small Cap Value Fund	2,480	5	1,184	(1,301)	—	—	1,376	5
	$389,438	$27,739	$46,312	$(4,211)	$366,654	33,716	$(583)	$14,292
(1)Underlying fund investments represent Investor Class.
(2)Distributions received includes distributions from net investment income and from capital gains, if any.
(3)Effective December 10, 2024, the name of Sustainable Equity Fund was changed to Large Cap Equity Fund.
This schedule of investments provides information about the fund’s portfolio holdings as of the date on the schedule. It is unaudited, and American Century Investments assumes no obligation to update or supplement the schedule to reflect subsequent changes. More information is available in the fund’s most recent annual or semiannual shareholder report.